Exhibit 32.3

CERTIFICATION OF CHIEF FINANCIAL OFFICER

 PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES‑OXLEY ACT OF 2002

I, Keith S. Franz, Chief Financial Officer, in connection with the Quarterly Report of CĪON Investment Corporation (the “Company”) on Form 10-Q for the quarter ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2016

/s/ Keith S. Franz Keith S. Franz Chief Financial Officer (Principal Financial and Accounting Officer)
CĪON Investment Corporation